UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: February 28,2014

Item 1.	Schedule of Investments.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 121.6%
Diversified Midstream – 20.4%
1,000,000	CorEnergy Infrastructure Trust, Inc.	$ 6,550,000
588,000	Energy Transfer Partners LP	32,651,640
496,426	NGL Energy Partners LP	18,000,407
1,544,100	NGL Energy Partners LP (Subordinated Units)	53,178,804
520,000	Targa Resources Partners LP	27,918,800
816,000	Williams Partners LP	40,481,760

		178,781,411

Exploration and Production – 10.0%
490,000	Atlas Resource Partners LP	10,613,400
503,000	BreitBurn Energy Partners LP	10,054,970
417,800	Legacy Reserves LP	11,029,920
1,535,000	Memorial Production Partners LP	34,291,900
465,000	New Source Energy Partners LP (PIPE)(a)	10,876,350
350,000	Vanguard Natural Resources LLC	10,451,000

		87,317,540

General Partner – 10.6%
147,700	Alliance Holdings GP LP	9,186,940
350,000	Crestwood Equity Partners LP	4,693,500
189,000	Targa Resources Corp.	18,287,640
600,000	Teekay Corp.	35,850,000
600,000	The Williams Cos., Inc.	24,780,000

		92,798,080

Liquids, Pipelines & Terminalling – 22.6%
430,000	Buckeye Partners LP	31,488,900
50,000	Genesis Energy LP	2,750,000
1,043,400	Lehigh Gas Partners LP	27,994,422
44,000	Magellan Midstream Partners LP	2,977,480
408,000	NuStar Energy LP	20,367,360
437,200	Plains All American Pipeline LP	23,683,124
793,200	Sprague Resources LP	14,650,404
474,000	Tesoro Logistics LP	28,534,800
81,078	TransMontaigne Partners LP	3,348,521
1,152,000	Valero Energy Partners LP	42,612,480

		198,407,491

Marine Transportation and Services – 15.6%
1,156,000	Capital Product Partners LP	12,438,560
297,000	Dynagas LNG Partners LP	6,477,570
410,000	Golar LNG Partners LP	12,386,100
731,000	Navios Maritime Partners LP	12,500,100
970,000	North Atlantic Drilling Ltd.	8,827,000
800,000	Seadrill Partners LLC	25,128,000
91,500	Teekay Offshore Partners LP	2,997,540
1,750,000	Teekay Offshore Partners LP (PIPE)(a)	55,968,413

		136,723,283

Shares	Description	Value
Common Stocks – (continued)
Natural Gas and NGL Infrastructure – 30.8%
224,000	Access Midstream Partners LP	$ 12,644,800
1,000,000	American Midstream Partners LP	23,520,000
897,000	Atlas Pipeline Partners LP	27,573,780
1,312,200	Crestwood Midstream Partners LP	29,380,158
756,000	DCP Midstream Partners LP	36,892,800
874,068	MarkWest Energy Partners LP	55,809,242
435,000	ONEOK Partners LP	23,102,850
807,500	Regency Energy Partners LP	21,196,875
175,890	Summit Midstream Partners LP	7,137,616
699,600	USA Compression Partners LP	19,141,056
220,000	Western Gas Partners LP	13,923,800

		270,322,977

Other – 9.1%
980,000	CVR Refining LP	20,462,400
324,200	Emerge Energy Services LP	14,832,150
1,250,000	Northern Tier Energy LP	30,225,000
558,700	OCI Partners LP	13,833,412

		79,352,962

Retail Propane – 2.5%
273,300	AmeriGas Partners LP	11,579,721
240,000	Suburban Propane Partners LP	10,339,200

		21,918,921

TOTAL COMMON STOCKS – 121.6%		$1,065,622,665

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.6)%		(189,545,482)

NET ASSETS – 100.0%		$ 876,077,183

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities was $66,844,763, which represents approximately 7.6% of net assets as of February 28, 2014. See details shown in the Restricted Securities table that follows:

Restricted Security	Acquisition Date	Cost

New Source Energy Partners LP (PIPE)	12/18/2013	9,834,750
Teekay Offshore Partners LP (PIPE)	12/19/2013	53,375,000

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

Investment Abbreviation:
PIPE	— Private Investment in Public Equity

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At February 28, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$990,267,670

Gross unrealized gain	85,110,134
Gross unrealized loss	(9,755,139)

Net unrealized security gain	$75,354,995

Additional information regarding the Fund is available in the Fund’s most recent Annual Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investment — Private investment in public equity (“PIPE”) securities are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) is applied to PIPE securities which are subject to externally imposed and legally enforceable restriction that prohibits trading for a defined period of time. To the extent these investments are actively traded and there is no Liquidity Value Adjustment, they are classified as Level 1 of the fair value hiearchy, otherwise they are classified as Level 2.

Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

Fair Value Hierarchy —The following is a summary of the Fund’s investments classified in the fair value hierarchy as of February 28, 2014:

Investment Type	Level 1	Level 2	Level 3
Unrestricted Common Stock	$945,599,098	$53,178,804	$—
Restricted Common Stock	—	66,844,763	—
Total	$945,599,098	$120,023,567	$—

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Fund’s risks include, but are not limited to, the following:

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market Risk and Credit Risk — An investment in the Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund will utilize leverage, which magnifies the market risk. Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Fund may invest PIPE securities. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

Portfolio Concentration Risk — The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets.

Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for mutual funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s daily net asset value (“NAV”), the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs MLP Income Opportunities Fund

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date April 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date April 29, 2014

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date April 29, 2014

*	Print the name and title of each signing officer under his or her signature.